                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549






                                    FORM 8-K







                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                October 14, 1996




                        WESTERFED FINANCIAL CORPORATION
-------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



Delaware                         0-22772                       81-3899950
-------------------------------------------------------------------------------
(State or other           (Commission File No.)              (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                   Number)



110 East Broadway, Missoula, Montana                               59802
-------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code:             (406) 721-5254
-------------------------------------------------------------------------------



                                      N/A
-------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.   Other Events

              On October 14, 1996, the Registrant issued the press release attached as Exhibit 99.6 announcing fourth quarter and year end earnings and a cash dividend.

Item 7.   Financial Statements and Exhibits

          (a) Exhibits

              99.6 Press release, dated October 14, 1996

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Westerfed Financial Corporation


Date:    October 14, 1996            By: /s/ Lyle R. Grimes
     ------------------------           -------------------------------------
                                        Lyle R. Grimes
                                        President & Chief Executive Officer

                               Index to Exhibits


                                                        Sequentially
                                                        Numbered Page
                                                       Where Attached
Exhibit                                                   Exhibits
Number                                                   are located
-------                                                ---------------

99.6     Press Release dated October 14, 1996               5